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                                                                       EXHIBIT A

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Schedule 13G (including amendments thereto) with regard to the common stock of Vaalco Energy, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of June 24, 2003.

                                  AVOCET CAPITAL MANAGEMENT, L.P.

                                  By:  Blackpool Enterprises, LLC, its general
                                       partner
                                  By:  Raymond S. Ingelby, its manager

                                  By:  /s/ James L. Boucherat
                                       -----------------------------------------
                                       James L. Boucherat
                                       Attorney-in-Fact for Raymond S. Ingelby


                                  AVOCET INVESTMENT PARTNERS, L.P.

                                  By:  Avocet Capital Management, L.P., its
                                       general partner
                                  By:  Blackpool Enterprises, LLC, its general
                                       partner
                                  By:  Raymond S. Ingelby, its manager

                                  By:  /s/ James L. Boucherat
                                       -----------------------------------------
                                       James L. Boucherat
                                       Attorney-in-Fact for Raymond S. Ingelby


                                  BLACKPOOL ENTERPRISES, LLC

                                  By:  Raymond S. Ingelby, its manager

                                  By:  /s/ James L. Boucherat
                                       -----------------------------------------
                                       James L. Boucherat
                                       Attorney-in-Fact for Raymond S. Ingelby


                                  RAYMOND S. INGELBY

                                  By:  /s/ James L. Boucherat
                                       -----------------------------------------
                                       James L. Boucherat
                                       Attorney-in-Fact for Raymond S. Ingelby